TO BE EFFECTIVE AT 3:00 P.M. CENTRAL TIME, ON AUGUST 28, 2020

BMO FUNDS, INC.

AMENDMENT NO. 60

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Section 180.1003 of the Wisconsin Statutes, the following Amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), was duly adopted to remove each of BMO Alternative Strategies Fund, BMO High Yield Bond Fund, and BMO Small-Cap Core Fund as a class of the Corporation.

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a)    The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Investor Class

BMO Strategic Income Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO Core Plus Bond Fund	Series Y	Indefinite
BMO Corporate Income Fund	Series Y	Indefinite
BMO Growth Allocation Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Conservative Allocation Fund	Series Y	Indefinite
BMO Balanced Allocation Fund	Series Y	Indefinite
BMO Moderate Allocation Fund	Series Y	Indefinite
BMO Institutional Prime Money Market Fund	Series Y	Indefinite

Institutional Class

BMO Strategic Income Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO LGM Emerging Markets Equity Fund	Series I	Indefinite
BMO Core Plus Bond Fund	Series I	Indefinite
BMO Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Pyrford International Stock Fund	Series I	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Short Tax-Free Fund	Series I	Indefinite
BMO Growth Allocation Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Conservative Allocation Fund	Series I	Indefinite
BMO Balanced Allocation Fund	Series I	Indefinite
BMO Moderate Allocation Fund	Series I	Indefinite
BMO Global Low Volatility Equity Fund	Series I	Indefinite
BMO Disciplined International Equity Fund	Series I	Indefinite

Class A

BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite
BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Growth Fund	Series A	Indefinite
BMO Global Low Volatility Equity Fund	Series A	Indefinite
BMO Pyrford International Stock Fund	Series A	Indefinite
BMO LGM Emerging Markets Equity Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Short Tax-Free Fund	Series A	Indefinite
BMO Short-Term Income Fund	Series A	Indefinite
BMO Intermediate Tax-Free Fund	Series A	Indefinite
BMO Strategic Income Fund	Series A	Indefinite
BMO Corporate Income Fund	Series A	Indefinite
BMO Core Plus Bond Fund	Series A	Indefinite
BMO Disciplined International Equity Fund	Series A	Indefinite

Class R3

BMO Growth Allocation Fund	Series R3	Indefinite
BMO Aggressive Allocation Fund	Series R3	Indefinite
BMO Conservative Allocation Fund	Series R3	Indefinite
BMO Balanced Allocation Fund	Series R3	Indefinite
BMO Moderate Allocation Fund	Series R3	Indefinite

Class R6

BMO Growth Allocation Fund	Series R6	Indefinite
BMO Aggressive Allocation Fund	Series R6	Indefinite
BMO Conservative Allocation Fund	Series R6	Indefinite
BMO Balanced Allocation Fund	Series R6	Indefinite
BMO Moderate Allocation Fund	Series R6	Indefinite
BMO Mid-Cap Value Fund	Series R6	Indefinite
BMO Mid-Cap Growth Fund	Series R6	Indefinite
BMO Small-Cap Value Fund	Series R6	Indefinite
BMO Pyrford International Stock Fund	Series R6	Indefinite
BMO Disciplined International Equity Fund	Series R6	Indefinite
BMO Large-Cap Value Fund	Series R6	Indefinite
BMO Large-Cap Growth Fund	Series R6	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Premier Class

BMO Prime Money Market Fund	Premier Class	Indefinite
BMO Government Money Market Fund	Premier Class	Indefinite
BMO Tax-Free Money Market Fund	Premier Class	Indefinite
BMO Institutional Prime Money Market Fund	Premier Class	Indefinite’”

This Amendment to the Articles of Incorporation of the Corporation was authorized by the Board of Directors on July 8, 2020 and by shareholders of each of BMO Alternative Strategies Fund, BMO High Yield Bond Fund and BMO Small-Cap Core Fund on August 21, 2020 in accordance with Section 180.1003 of the Wisconsin Statutes.

Executed this 21st day of August, 2020.

BMO FUNDS, INC.

By:	/s/ John M. Blaser
John M. Blaser
President

This instrument was drafted by:

Michael J. Murphy

BMO Financial Corp.

790 North Water Street

Milwaukee, Wisconsin 53202